Exhibit 10.9

Execution Version

FIRST Amendment to Revolving Credit and Security Agreement

This First Amendment to Revolving Credit and Security Agreement (the “Amendment”) is made as of July 23, 2024, by and among WORTHINGTON STEEL, INC., an Ohio corporation (“Worthington Steel” or “Borrower”), WORTHINGTON WSP, LLC, a Michigan limited liability company (“WSP”), TEMPEL STEEL COMPANY, LLC, an Illinois limited liability company (“Tempel”), T DO B, LLC, an Illinois limited liability company (“T DO B”), TEMPEL CANADA COMPANY, a Nova Scotia company (“Tempel Canada”), TEMPEL DE MEXICO, S. DE R.L. DE C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable (“Tempel Mexico”), WORTHINGTON STEEL ROME, LLC, an Ohio limited liability company (“Rome”), THE WORTHINGTON STEEL COMPANY, LLC, an Ohio limited liability company (“Worthington Company”), THE WORTHINGTON STEEL COMPANY, an Ohio corporation (“Steel Company”), WORTHINGTON TAYLOR, LLC, a Michigan limited liability company (“Taylor”), CLEVELAND PICKLING, INC., a Delaware corporation (“Cleveland”), WS MEXICO HOLDINGS, LLC, an Ohio limited liability company (“Mexico Holdings”), WORTHINGTON STEEL SERVICES, LLC, an Ohio limited liability company (“Steel Services”, and together with Worthington Steel, WSP, Tempel, T DO B, Tempel Canada, Tempel Mexico, Rome, Worthington Company, Steel Company, Taylor, Cleveland and Mexico Holdings, together with such other Persons as may hereafter become a Borrower thereunder and such other Persons as may hereafter become a Guarantor thereunder, collectively, the “Loan Parties” and each an individual “Loan Party”), the Required Lenders (as defined in the Credit Agreement (as defined below)) signatory hereto (together with the other Lenders (as defined in the Credit Agreement) and any other financial institutions as may hereafter become a lender thereunder, collectively, the “Lenders” and each an individual “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender and agent for the Lenders (in such capacity, “Agent”).

BACKGROUND

A.
On November 30, 2023, the Loan Parties, the Lenders, and Agent entered into, inter alia, that certain Revolving Credit and Security Agreement (as amended, restated, amended and restated, modified, renewed, extended, replaced or substituted from time to time prior to the date hereof, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement as amended hereby. In the case of a direct conflict between the provisions of the Credit Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

B.
Loan Parties have requested, and the Required Lenders and Agent have agreed, subject to the terms and conditions of this Amendment, to amend certain terms and provisions contained in the Credit Agreement, in each case, as set forth herein.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.
Amendments to Credit Agreement. Upon the First Amendment Effective Date, the Credit Agreement is amended as follows:

(a)
The definition of “Fixed Charges” contained in Section 1.2 of the Credit Agreement shall be amended and restated in its entirety as follows:

““Fixed Charges” shall mean, with respect to any fiscal period, the sum of (a) interest expense of Worthington Steel and its Subsidiaries on a consolidated basis with respect to such period, plus (b) scheduled principal payments on Indebtedness of Worthington Steel and its Subsidiaries on a consolidated basis with respect to such period, plus (c) cash dividends and distributions paid by Worthington Steel and its Subsidiaries as permitted

Exhibit 10.9

hereunder (other than the Steel Spin-Off Distribution), plus (d) stock redemptions or repurchases by Worthington Steel and its Subsidiaries as permitted hereunder.”

(b)
Section 4.8(d) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(d) Upon the occurrence of a Cash Dominion Trigger Event and prior to a Cash Dominion Trigger Satisfaction Event with respect thereto, each Loan Party shall, at such Loan Party’s cost and expense, but on Agent’s behalf and for Agent’s account (1) collect as Agent’s property and in trust for Agent all amounts due and/or received on Receivables, and shall not commingle such collections with any Loan Party’s funds or use the same except to pay Obligations, and (2) as soon as possible and in any event no later than one (1) Business Day after the receipt thereof (A) in the case of remittances paid by check, deposit all such remittances in their original form (after supplying any necessary endorsements) and (B) in the case of remittances paid by wire transfer of funds, transfer all such remittances, in each case, into Blocked Accounts(s), Mexican Deposit Account(s) (subject to the limitations set forth in Section 4.8(l)) and/or Depository Account(s)”

(c)
Section 4.8(h) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(h) All proceeds of Collateral received by any Loan Party shall be deposited by Loan Parties into either (i) a lockbox account, dominion account or such other “blocked account” (each a “Blocked Account” and collectively the “Blocked Accounts”) established at a bank or banks as may be acceptable to Agent in its Permitted Discretion (each such bank, a “Blocked Account Bank” and collectively, “Blocked Account Banks”) (and provided that JPMorgan Chase and Northern Trust are acceptable Blocked Account Banks) pursuant to an arrangement with such Blocked Account Bank as may be acceptable to Agent in its Permitted Discretion, (ii) a Mexican Deposit Account (subject to the limitations set forth in Section 4.8(l)), (iii) depository accounts (“Depository Accounts”) established at Agent for the deposit of such proceeds, or (iv) an Excluded Account, provided that payment on Receivables shall not be remitted to any Excluded Account. Each applicable Loan Party, Agent and each Blocked Account Bank shall enter into a Blocked Account Agreement in form and substance satisfactory to Agent in its Permitted Discretion that is sufficient to give Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such Blocked Accounts. Upon the occurrence of a Cash Dominion Trigger Event and prior a Cash Dominion Trigger Satisfaction Event in respect thereof, Agent shall have the sole and exclusive right to direct, and is hereby authorized to give instructions pursuant to such Blocked Account Agreements directing, the disposition of funds in the Blocked Accounts and Depository Accounts (any such instructions, an “Activation Notice”) to Agent on a daily basis, either to a deposit account maintained by Agent at PNC or by wire transfer to a deposit account at PNC, which such funds may be applied by Agent to repay the Obligations, and, if an Event of Default has occurred and is continuing, to cash collateralize outstanding Letters of Credit in accordance with Section 3.2(b) hereof. Prior to the occurrence of a Cash Dominion Trigger Event and following a Cash Dominion Trigger Satisfaction Event, Loan Parties shall retain the right to direct the disposition of funds in the Blocked Accounts. In the event that Agent issues an Activation Notice, Agent agrees to rescind such Activation Notice upon the occurrence of a Cash Dominion Trigger Satisfaction Event (it being understood that, notwithstanding any such rescission, Agent shall have the right and is authorized to issue an additional Activation Notice if a subsequent Cash Dominion Trigger Event shall have occurred at any time thereafter). All funds deposited in the Blocked Accounts, Mexican Deposit Accounts or Depository

Exhibit 10.9

Accounts shall immediately become subject to the security interest of Agent, for its own benefit and the ratable benefit of the other Secured Parties. Neither Agent nor any Lender assumes any responsibility for such Blocked Account Agreements, including any claim of accord and satisfaction or release with respect to deposits accepted by any Blocked Account Bank thereunder. Upon the occurrence of a Cash Dominion Trigger Event and prior a Cash Dominion Trigger Satisfaction Event, so long as an Event of Default is not continuing, Agent shall (A) apply all funds received by it from the Blocked Accounts and/or Depository Accounts to the satisfaction of the Obligations: first, to prepay any Protective Advances that may be outstanding, second, to prepay the Revolving Advances and Swing Loans, and third, as Borrowing Agent may direct, subject to Borrowers’ ability to re-borrow Revolving Advances in accordance with the terms hereof and (B) reduce the Eligible Receivables associated with such funds as set forth in the then current Borrowing Base Certificate.”

(d)
Section 4.8(k) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(k) All Deposit Accounts (including all Blocked Accounts and Depository Accounts), Securities Accounts and investment accounts of each Loan Party as of the Steel Spin-Off Effective Date are set forth on Schedule 4.8(k). Following the Steel Spin-Off Effective Date, no Loan Party shall open any new Deposit Account, Securities Account or investment account (in each case, other than an Excluded Account), unless Borrowing Agent shall have given at least fifteen (15) days prior written notice to Agent. If such account is to be maintained with a bank, depository institution or securities intermediary that is not Agent, then within thirty (30) days after the creation of such account, such bank, depository institution or securities intermediary, each applicable Loan Party and Agent shall enter into a Blocked Account Agreement in form and substance satisfactory to Agent in its Permitted Discretion sufficient to give Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such account, provided, that, for the avoidance of doubt, no Blocked Account Agreement will be required for an Excluded Account or a Mexican Deposit Account.”

(e)
Section 6.18 of the Credit Agreement shall be amended and restated in its entirety as follows:

“6.18. Depository Accounts; Blocked Account Agreements. Within 90 days of the Closing Date or such later date as Agent shall agree in its Permitted Discretion, Borrowers shall have opened Depository Accounts with Agent or, other than with respect to any Mexican Deposit Account or any Excluded Account, Agent shall have received duly executed agreements establishing the Blocked Accounts with financial institutions acceptable to Agent for the collection or servicing of the Receivables and proceeds of the Collateral and Agent shall have entered into Blocked Account Agreements or other similar agreements with the applicable financial institutions, in each case, in form and substance satisfactory to Agent, with respect to such Blocked Accounts.”

(f)
Section 7.7(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(b) the payment of any dividend or distribution or the consummation of any redemption or repurchase within 60 days after the date of declaration thereof, if at the date of declaration or the giving of notice of such dividend, distribution, redemption or repurchase, as applicable, such payment or transaction would have complied with the

Exhibit 10.9

provisions of this Agreement, provided, that, if such dividend, distribution, repurchase or redemption is being made pursuant to Section 7.7(k), a Reserve may be established by the Agent in its Permitted Discretion in an amount equal to the payment so declared or amounts to be paid in respect thereof;”

(g)
Section 7.7(i) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(i) so long as, at the time any distribution or dividend is made or any redemption or repurchase is consummated, no Event of Default has occurred and is continuing and no Cash Dominion Period has occurred and is continuing, any other distributions, dividends, redemptions or repurchases that, when taken together with all other dividends, distributions, redemptions and repurchases made pursuant to this clause (i) do not exceed (x) $30,000,000 during the term of this Agreement and (y) $7,500,000 during any fiscal quarter;”

(h)
Section 7.7(k) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(k) if the Payment Conditions have been met, Loan Parties shall be permitted to make any dividends or distributions to any Person, and consummate any redemption or repurchase with any Person.”

2.
Conditions Precedent. This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (“First Amendment Effective Date”) (all documents and deliverables to be in form and substance satisfactory to Agent):

(a)
Agent shall have received this Amendment, duly authorized, executed and delivered by each Loan Party and Required Lenders; and

(b)
No Default or Event of Default shall have occurred and be continuing.

3.
Payment of Fees and Expenses. The Loan Parties shall pay or reimburse Agent for all reasonable and documented fees owing to Agent and reasonable and documented out-of-pocket expenses (including reasonable and documented attorneys’ fees) incurred in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

4.
Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a)
such Loan Party has full power, authority and legal right to enter into this Amendment to and to perform all its respective Obligations hereunder. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or of any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly

Exhibit 10.9

obtained, made or compiled prior to the date hereof and which are in full force and effect, except where the failure to obtain such Consents would not be reasonably be expected to result in a Material Adverse Change, and (d) will not result in the creation of any Lien, except Permitted Encumbrances, upon any asset of such Loan Party under the provisions of any agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound;

(b)
after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement and the Other Documents will be true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties will be been true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) as of such earlier date; and

(c)
After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or will occur after giving effect to this Amendment on the date hereof.

5.
Reference to and Effect on the Credit Agreement and the Other Documents.

(a)
Upon and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any of the Other Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Other Documents.

(c)
To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

6.
[Reserved].

7.
Integration. This Amendment, together with the Credit Agreement and the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

8.
Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

9.
Guarantor’s and Grantor’s Acknowledgment.

(a)
With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and each Loan Party confirms and agrees that its guaranty and any Other Document to which it is a party (as modified and supplemented in connection with this Amendment) is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Other Document, as applicable, to the Credit Agreement,

Exhibit 10.9

“thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment.
(b)
To secure the prompt payment and performance of the Obligations to Agent, each other Secured Party, and each holder of any Obligations, the Loan Parties reconfirm the prior collateral assignment, pledge and grant pursuant to the Credit Agreement and the applicable Other Documents of a continuing security interest in and Lien on all of the Collateral of the Loan Parties, whether now owned or existing or hereafter created, acquired or arising and wherever located.
10.
Reaffirmation of Existing Financing Agreements. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement and all other of the Other Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.

11.
Miscellaneous.

(a)
No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.
(b)
The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(c)
No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(d)
Sections 12.3 (Jury Waiver) and 16.1 (Governing Law) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
(e)
This Amendment may be executed in any number of and by different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

13. Release. Borrower hereby acknowledges and agrees that, as of the First Amendment Effective Date: (a) it does not have any claim or cause of action against Agent (or any of the Lenders, or any of the Lenders’ Affiliates’, officers, directors, employees, attorneys, consultants or agents) arising out of the Credit Agreement and/or the Other Documents and (b) each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrower under the Credit Agreement and the Other Documents. Notwithstanding the foregoing, the Lenders wish (and Borrower agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the Other Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, Borrower (for itself and each of the other Loan Parties and the successors, assigns, heirs and representatives of each of the foregoing) (each a “Releasor” and collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Lenders and their Affiliates, officers, directors, employees, attorneys, consultants and agents (each a “Released Party” and collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date

Exhibit 10.9

hereof arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any Other Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LOAN PARTIES	WORTHINGTON STEEL, INC.

By: ________________________
Name:
Title:

WORTHINGTON WSP, LLC

By: ________________________
Name:
Title:

TEMPEL STEEL COMPANY, LLC

By: ________________________
Name: Title:
T DO B, LLC

By: ________________________
Name:
Title:

TEMPEL CANADA COMPANY

By: ________________________
Name:
Title:

TEMPEL DE MEXICO, S. DE R.L. DE C.V.

By: ________________________
Name:
Title:

WORTHINGTON STEEL ROME, LLC

By: ________________________
Name:
Title:

THE WORTHINGTON STEEL COMPANY, LLC

By: ________________________
Name:
Title:

THE WORTHINGTON STEEL COMPANY

By: ________________________
Name:
Title:

WORTHINGTON TAYLOR, LLC

By: ________________________
Name:
Title:
CLEVELAND PICKLING, INC.

By: ________________________
Name:
Title:

WS MEXICO HOLDINGS, LLC

By: ________________________
Name:
Title:

WORTHINGTON STEEL SERVICES, LLC

By: ________________________
Name:
Title:

AGENT AND LENDER	PNC BANK, NATIONAL ASSOCIATION

By: ________________________
Name:
Title:

LENDERS	BANK OF AMERICA, N.A.

By: ________________________
Name:
Title:

CITIBANK, N.A.

By: ________________________
Name:
Title:

WELLS FARGO BANK, N.A.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By: ________________________
Name:
Title:

CIBC BANK USA

By: ________________________
Name:
Title:

FIRST NATIONAL BANK OF PA

By: ________________________
Name:
Title:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: ________________________

Name:
Title:

THE NORTHERN TRUST COMPANY

By: ________________________
Name:
Title:

GOLDMAN SACHS BANK USA

By: ________________________
Name:
Title: